                   FIFTH AMENDMENT OF AGREEMENT OF SUBLEASE
                   ----------------------------------------

This Fifth Amendment of Agreement of Sublease ("Fifth Agreement"), dated as of the date set forth below, is entered into by and between American Airlines, Inc., a Delaware corporation ("American") and Midway Airlines Corporation, a Delaware corporation (the "Sublessee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Sublease referred to below.

                                  WITNESSETH:
                                  -----------

WHEREAS, pursuant to that certain Raleigh-Durham Airport Facilities Lease and Use Agreement dated as of November 1, 1985, between the Raleigh-Durham Airport Authority, a municipal corporation of the State of North Carolina ("Landlord") and American (together with all amendments, the "Base Lease"), American leases from Landlord certain premises (the "Base Lease Premises") at Raleigh-Durham Airport; and

WHEREAS, American also leases from Landlord the improvements located on the real property described in the Base Lease, which improvements are commonly referred to as Terminal C (the "Improvements"); and

WHEREAS, American has subleased to Sublessee a portion of each of the Base Lease Premises and the Improvements pursuant to that certain Agreement of Sublease dated January 18, 1995 (the "Sublease"), amended pursuant to a First Amendment of Agreement of Sublease dated on or about February 6, 1996 (the "First Amendment"), and amendment to American Airlines' agreements dated April 25, 1996 (the "Second Amendment"), and a Third Amendment to Agreement of Sublease dated February 10, 1997 (the "Third Amendment"); and a Fourth Amendment to Agreement of Sublease dated July 29, 1997 (the "Fourth Amendment");and

WHEREAS, Sublessee desires to make certain additions and deletions to option space and exercise certain option space; and

WHEREAS, Exhibit B-2A, B-3A and B-4A attached hereto replace Exhibits B-2, B-3,
         ---------------------------
and B-4 of the First Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, American and Sublessee hereby agree as follows:

1. Addition/Deletion of Option Space.  As of August 1, 1998, the parties agreed
   ---------------------------------
   to: delete the option for four ticket counter positions from space identified as 3-Q23 and add four ticket counter positions identified as 3-Q19 as set forth in Exhibit B-2A; and add 3-P21, P20 and P23 as sublease optional office space as set forth in Exhibit B-2A; delete space 4-N28 as sublease option space as set forth on Exhibit B-2 and add as sublease option space 4-B29 as set forth on Exhibit B-2A; and delete 407.29 sq.ft. from office space 1-A13 space as set forth on Exhibit B-4A.

2. Leasing of Option Space; Rent Commencement
   --------------------------------------------

A. Effective as of August 1, 1998, American hereby subleases to Sublessee and Sublessee hereby subleases from American as part of the Demised Premises, the following space:

       (i) office space identified as 3-P21, 3-P20 and 3-P23 as set forth in Exhibit B-2A attached hereto

       (ii) Gates C22 and C23 and related holdroom space identified as 2-C55 in Exhibit B-3A attached hereto

       (iii) office space within area identified as space 1-A15 as set forth in Exhibit B-4A attached hereto

       (iv) baggage makeup pier Number 5 identified as space 1-F26 in Exhibit B-4A attached hereto

       (v)   four ticket counter positions identified as 3-Q19 in Exhibit B-2A

B. Rent for the space subleased under clause A. above commenced or will be deemed to have commenced as follows:

       (i) on August 1, 1998 with respect to Gate C22 and related holdroom space totaling 1,450 sq.ft.;

       (ii) on August 1, 1998 with respect to one-half of the ticket counter space 3-Q19 totaling 303.38 sq.ft.

       (iii) on August 1, 1998 with respect to office space 3-P21 totaling
             486.35 sq.ft.

       (iv) on October 1, 1998 with respect to Gate C23 and related holdroom totaling 482.37 sq.ft.

       (v) on October 1, 1998 with respect to the office space 1-A15 totaling 4,194.98 sq.ft.

       (vi) on October 1, 1998 with respect to baggage makeup pier 1-F26 totaling 2,800 sq.ft.

       (vii) on November 1, 1998 with respect to office space 3-P23 totaling
             317.03 sq.ft. and 3-P20 totaling 231.68 sq. ft.

C. Effective as of May 15, 1999, American hereby subleases to Sublessee and Sublessee hereby subleases from American as part of the Demised Premises and rent will begin to accrue with respect to the following space:

       (i) Gates C21 and C24 and related holdroom space totaling 950.64 sq.ft. identified as 2-C55 and 948.27 sq. ft. identified as 2-C50 in Exhibit B-3A.

       (ii) One-half of the ticket counter space totaling 303.38 identified as 3-Q19 in Exhibit B-2A attached hereto.

D. Effective as of December 1, 1999, American hereby subleases to Sublessee and Sublessee hereby subleases from American as part of the Demised Premises, the following space:

       (i) Option office space as follows:

               a. 1-B52 totaling 386.51 sq. ft. identified on Exhibit B-4A

               b. 1-C52 totaling 1,632.16 sq. ft. identified on Exhibit B-4A

               c. 1-A54 totaling 1,958.53 sq. ft. identified on Exhibit B-4A

               d. 1-B36 totaling 339.21 sq. ft. identified on Exhibit B-4A

               e. 1-B36-5 totaling 105.95 sq. ft. identified on Exhibit B-4A

               f. 1-A13 totaling 1,843.97 sq. ft. identified on Exhibit B-4A

               g. 1-C13 totaling 337.55 sq. ft. identified on Exhibit B-4A

               h. 1-A18 totaling 2,200.99 sq. ft. identified on Exhibit B-4A

               i. 2-C46 totaling 920.86 sq. ft. identified on Exhibit B-3A

               j. 1-B39 totaling 531.10 sq. ft. identified on Exhibit B-4A

               k. 3-N20 totaling 50.02 sq. ft. identified on Exhibit B-2A

               l. 3-N22 totaling 155.62 sq. ft. identified on Exhibit B-2A

               m. 4-B29 totaling 1,002.35 sq. ft. identified on Exhibit B-2A

     (ii)  Option bag make-up area as follows:

               a. 1-E26 totaling 2,800 sq.ft. identified on Exhibit B-4A

     (iii) Option gate and hold room space as follows:

               a. 2-A46 totaling 2,897.29 sq.ft. identified on Exhibit B-3A

               b. 2-A54 totaling 473.79 sq.ft. identified on Exhibit B-3A

               c. 2-A55 totaling 500.08 sq.ft. identified on Exhibit B-3A

               d. 2-C50 totaling 2,867.58 sq.ft. identified on Exhibit B-3A

               e. 1-B37 totaling 3,851.52 sq.ft. identified on Exhibit B-4A

     (iv)  Option ticket counter space as follows:

               a. 3-Q23 totaling 217.52 sq. ft. identified on Exhibit B-2A

               b. 3-Q24 totaling 217.52 sq. ft. identified on Exhibit B-2A

3.   Surplus Space.  Notwithstanding anything to the contrary contained in this
     -------------
     Fifth Amendment or the Sublease, American and Sublessee agree that the office spaces identified as 1-A8, 1-C8, 1-A11 and 1-C11 in Exhibit B4-A attached hereto are also together known as the "Surplus Space" under the Fourth Amendment; and that should American elect to terminate the subleasing of such Surplus Space in accordance with the terms of the Fourth Amendment, then Sublessee shall thereafter have the option to sublease such Surplus Space on the terms applicable to Option Space subleasing except that the option to sublease such Surplus Space may be exercised by Sublessee at any time within ninety (90) days following its receipt of American's notice to terminate the subleasing of the Surplus Space under the Fourth Amendment.

4.   Miscellaneous.  This Fifth Amendment, together with the Sublease,
     -------------
     constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements or understandings, whether written or oral, if any, concerning such subject matter. The Sublease, as specifically modified by this Amendment, is hereby ratified and shall remain in full force and effect in accordance with its terms.

WITNESS the signatures of the parties as of this _____ day of ________, 2000.

                                     By:  _____________________________________
                                                  Gary  F. Kennedy

                                     Its: Vice President- Corporate Real Estate
                                          -------------------------------------

ATTEST:



Charles D. MarLett
Corporate Secretary

(Corporate Seal)

STATE OF TEXAS

COUNTY OF TARRANT

I, a Notary Public of the County and State aforesaid, do hereby certify that Charles D. MarLett personally came before me this day and acknowledged that he is Corporate Secretary of American Airlines, Inc., a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____________ President, sealed with its corporate seal and attested by himself as its Corporate Secretary.

Witness my hand and official stamp or seal, this the ______ day of __________, 19____.

                                         ________________________
                                         Notary Public

My Commission Expires: __________________

(Seal)

                                        MIDWAY AIRLINES CORPORATION

                                        By: __________________________________

                                        Its: President
                                            ----------------------------------

ATTEST:



Secretary

(Corporate Seal)



STATE OF ILLINOIS


I, a Notary Public of the County and State aforesaid, do hereby certify that _____________________________ personally came before me this day and acknowledged that (he/she) is Corporate Secretary of Midway Airlines Corporation, a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by himself as its Corporate Secretary.

Witness my hand and official stamp or seal, this the ______ day of __________, 1997.

                                    ________________________
                                    Notary Public

My Commission Expires: __________________

(Seal)


APPROVED and CONSENTED TO:


RALEIGH-DURHAM AIRPORT AUTHORITY


By:    __________________________________
Name:  __________________________________
Title: __________________________________